COMMONWEALTH SHAREHOLDER SERVICES, INC.
       1500 FOREST AVENUE, SUITE 223 * P.O. BOX 8687 * RICHMOND, VA 23229
              (804) 285-8211 * (800) 527-9500 * FAX (804) 285-8251

FILED VIA EDGAR

July 24, 2000

Filing Desk
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Reference:     Vontobel Funds, Inc.
               File Number 333-82107
               Filed Pursuant to Rule 497 (e)

Gentlemen:

Transmitted herewith for electronic filing on behalf of Vontobel Funds, Inc., please find enclosed, pursuant to Rule 497 (e) under the Securities
Act of 1933, as amended, a copy of the Prospectus and Statement of Additional Information dated May 1, 2000, as revised July 24, 2000.

Should you have questions or comments regarding this filing, please contact the undersigned.

Sincerely,



/s/ John Pasco, III
-------------------
John Pasco, III

Prospectus

Vontobel U.S. Value Fund
Vontobel International Equity Fund
Vontobel Eastern European Equity Fund
Vontobel U.S. Equity Fund

Series of Vontobel Funds, Inc.
(the "Company")
A "Series" Investment Company



Prospectus Dated May 1, 2000, as revised July 24, 2000

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus.

It is a criminal offense to suggest otherwise.

TABLE OF CONTENTS                                         PAGE NUMBER
-----------------                                         -----------

RISK/RETURN SUMMARY...................................

     VONTOBEL U.S. VALUE FUND.........................

     VONTOBEL INTERNATIONAL EQUITY FUND...............

     VONTOBEL EASTERN EUROPEAN EQUITY FUND............

     VONTOBEL U.S. EQUITY FUND........................

FUND FEES AND EXPENSES................................

INVESTMENT OBJECTIVES/STRATEGIES AND RISKS............

OTHER PRINCIPAL RISKS.................................

MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE.........

SHAREHOLDER INFORMATION...............................

PURCHASING SHARES.....................................

REDEEMING SHARES......................................

OTHER SHAREHOLDER SERVICES............................

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.............

DISTRIBUTIONS AND TAXES...............................

DISTRIBUTION ARRANGEMENTS.............................

FINANCIAL HIGHLIGHTS..................................

RISK/RETURN SUMMARY

VONTOBEL U.S. VALUE FUND ("Value Fund")

Investment Objective:           Long-term capital returns

Principal Investment
  Strategies:                   Under normal circumstances, the Value Fund will
                                invest at least 65% of its assets in equity securities that are traded on U.S. exchanges.
                                The Fund also invests in fixed-income securities and cash equivalents, such as overnight repurchase agreements and short-term U.S.
                                Treasuries.

Principal Investment Risks:     The Value Fund's investments are subject to
                                market, economic and business risks. These risks will cause the Value Fund's net asset value
                                ("NAV") to fluctuate over time. Therefore, the value of your investment in the Value Fund could decline. Also, there is no assurance that the investment adviser will achieve the Fund's objective.

                                The Value Fund operates as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). As such, the Fund may invest a larger portion of its assets in fewer issuers. Consequently, adverse effects on the Fund's security holdings may affect a larger portion of the Fund's total assets and cause the value of your investment to decline.

                                An investment in the Value Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile:               You may want to invest in the Value Fund if you
                                are seeking long-term capital returns, together with relative safety of principal in the long-term, and are willing to accept share prices that may fluctuate, sometimes significantly, over the short term. You should not invest in the Value Fund if you are seeking current income.

Performance Information

The bar chart below shows how the Value Fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged actual performance over various lengths of time and provides a comparison to a broad measure of market performance over the same lengths of time. Please keep in mind that the Value Fund's past performance may not indicate how it will perform in the future.



[Bar chart goes here]

Value Fund

Year     Total Return
----     ------------

1991     37.29%

1992     16.30%

1993      6.00%

1994      0.02%

1995     40.36%

1996     21.28%

1997     34.31%

1998     14.70%

1999   (14.07%)

Best Calendar Quarter 1st Q 1991 up 21.90%

Worst Calendar Quarter 3rd Q 1999 down 15.30%

[end bar chart]

The following table compares the performance of the Value Fund and the Standard and Poor's 500 Index (the "S&P 500 Index"). The S&P 500 Index is an unmanaged index of 500 stocks of a representative sampling of leading U.S. companies based on market size, liquidity and industry group representation. Returns include dividends and distributions and are expressed in U.S. dollars.

                              Average Annual Total Returns
                       (for the period ending December 31, 1999)
                       -----------------------------------------

                                                  Since Inception
                       1 Year        5 Years      (March 30, 1990)
                       ------        -------      ----------------

     Value Fund        (14.07%)       17.64%       13.45%
     S&P 500 Index      21.04%        28.55%       19.06%



VONTOBEL INTERNATIONAL EQUITY FUND ("International Equity Fund")

Investment Objective:           Capital appreciation

Principal Investment
     Strategies:                Under normal circumstances the International
                                Equity Fund will invest at least 65% of its assets in equity securities of companies in Europe and the Pacific Basin. The Fund intends to diversify its investments broadly among countries and normally to have represented in the portfolio business activities of not less than three different countries. The Fund will hold primarily securities listed on a security exchange or quoted on an established over-the-the counter market.

Principal Investment Risks:     The International Equity Fund's investments are
                                subject to market, economic and business risks.
                                These risks may cause the International Equity
                                Fund's NAV to fluctuate over time. Therefore, the value of your investment in the Fund could decline. Also, there is no assurance that the investment adviser will achieve the Fund's objective.

                                The International Equity Fund will invest in foreign countries. These investments may involve financial, economic or political risks that are not ordinarily associated with U.S. securities. Hence, the International Equity Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments.

                                The Fund may also invest in securities of companies in emerging and developing markets. In addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets.

                                An investment in the International Equity Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile:               You may want to invest in the International
                                Equity Fund if you are seeking capital
                                appreciation and wish to diversify your existing investments. The International Equity Fund may be particularly suitable for you if you wish to take advantage of opportunities in the securities markets of Europe and the Pacific
                                Basin.  You should not invest in the
                                International Equity Fund if you are not willing to accept the risks associated with investing in foreign countries or if you are seeking current income.

Performance Information

The bar chart below shows how the International Equity Fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged actual performance over various lengths of time and provides a comparison to a broad measure of market performance over the same lengths of time. Please keep in mind that the International Equity Fund's past performance may not indicate how it will perform in the future.

[Bar chart goes here]

International Equity Fund

Year          Total Return
----          ------------

1990*         (12.42%)
1991           18.74%
1992           (2.37%)
1993           40.80%
1994           (5.28%)
1995           10.91%
1996           16.98%
1997            9.19%
1998           16.77%
1999           46.52%

Best  Calendar  Quarter 4th Q 1999 up 34.02%

Worst  Calendar  Quarter 3rd Q 1990 down 19.40%

[end bar chart]

* Represents a period during which the Fund was advised by other investment advisers. On July 6, 1990, the Fund's current investment adviser was appointed and the Fund's investment objective was changed to its current status.




The following table compares the performance of the International Equity Fund and Morgan Stanley Capital International's Europe, Australasia and Far East Index ("MSCI EAFE Index"). The MSCI EAFE Index is an unmanaged index of more than 1,100 common stock securities issued by foreign companies. Returns include dividends and distributions and are expressed in U.S. dollars.

                                          Average Annual Total Returns
                                   (for the period ending December 31, 1999)
                                   -----------------------------------------

                                                              Since Inception
                                    1 Year       5 Years       (July 6, 1990)
                                    ------       -------       --------------

     International Equity Fund      46.52%        19.36%        13.26%
     MSCI EAFE Index                27.28%        13.15%         9.20%


VONTOBEL EASTERN EUROPEAN EQUITY FUND ("E. European Equity Fund")

Investment Objective:           Capital appreciation

Principal Investment
     Strategies:                Under normal circumstances,  the E. European
                                Equity Fund will invest at least 65% of its assets in equity securities of companies located in Eastern Europe or which conduct a significant portion of their business in countries which are generally considered to comprise Eastern Europe. The Fund normally will have represented in the portfolio business activities of not less than three different countries.

Principal Investment Risks:     The E. European Equity Fund's investments are
                                subject to market, economic and business risks.
                                These risks may cause the Fund's NAV to
                                fluctuate over time. Therefore, the value of your investment in the Fund could decline. Also, there is no assurance that the investment adviser will achieve the E. European Equity
                                Fund's objective.

                                The E. European Equity Fund will invest in foreign countries. These investments may involve financial, economic or political risks that are not ordinarily associated with U.S. securities. Hence, the Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments.

                                The Fund also invests in securities of companies that trade in emerging and developing markets. In addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets.

                                An investment in the E. European Equity Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile:               You may wish to invest in the E. European Equity
                                Fund if you seek to diversify your current equity holdings and to take advantage of opportunities in the newly reorganized markets of Eastern Europe. You should not invest in the E. European Equity Fund if you are not willing to accept the risk associated with investing in foreign and developing markets or if you are seeking current income.

Performance Information

The bar chart below shows how the E. European Equity Fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged actual performance over various lengths of time and provides a comparison to a broad measure of market performance over the same lengths of time. Please keep in mind that the E. European Equity Fund's past performance may not indicate how it will perform in the future.

[Bar chart goes here]

E. European Equity Fund

Year          Total Return
----          ------------

1997             8.74%
1998           (46.62%)
1999            14.50%

Best  calendar  quarter 4th Q 1999 up 31.64%

Worst  calendar  quarter 3rd Q 1998 down 40.48%

[end bar chart]

The following table compares the performance of the E. European Equity Fund and the Nomura Research Institute's Central and Eastern European Equity Index ("Nomura Composite-11 Index"). The Nomura Composite-11 Index is comprised of equities traded on securities exchanges or established over-the-counter markets in Poland, the Czech Republic, Hungary, Slovakia, Croatia, Romania, Slovenia, Estonia, Latvia, Lithuania and Russia. Returns do not include dividends or distributions and are expressed in U.S. dollars. The E. European Equity Fund's returns include dividends and distributions and are expressed in U.S. dollars.

                                            Average Annual Total Returns
                                      (for the period ending December 31, 1999)
                                      -----------------------------------------

                                                                 Since Inception
                                    1 Year     3 Years       (February 15, 1996)
                                    ------     -------       -------------------

E. European Equity Fund             14.50%    (12.73%)       (0.27%)
Nomura Composite-11 Index           16.51%    ( 2.85%)        5.61%



VONTOBEL U.S. EQUITY FUND ("U.S. Equity Fund")

Investment Objective:           Long-term capital returns

Principal Investment
       Strategies:              Under normal circumstances, the U.S. Equity Fund
                                will invest at least 65% of its total assets in equity securities and securities that are convertible into equity securities. The Fund typically invests in securities that are traded on U.S. exchanges.

Principal Investment Risks:     The U.S. Equity Fund's investments are subject
                                to market, economic and business risks. These risks will cause the U.S. Equity Fund's net asset value ("NAV") to fluctuate over time.
                                Therefore, the value of your investment in the U.S. Equity Fund could decline. Also, there is no assurance that the investment adviser will achieve the U.S. Equity Fund's objective.

                                An investment in the U.S. Equity Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile:               You may want to invest in the U.S. Equity Fund
                                if you are seeking long-term capital returns, and are willing to accept share prices that may fluctuate, sometimes significantly, over the short term. You should not invest in the U.S.
                                Equity Fund if you are  seeking current income.

Performance Information

The bar chart below shows how the U.S. Equity Fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged actual performance over various lengths of time and provides a comparison to a broad measure of market performance over the same lengths of time. Please keep in mind that the U.S. Equity Fund's past performance may not indicate how it will perform in the future.

[Bar chart goes here]

U.S. Equity Fund

Year        Total Return
----        ------------

1998          (22.40%)
1999           32.56%

Best  Calendar  Quarter 4th Q 1999 up 22.50%

Worst  Calendar  Quarter 3rd Q 1998 down 24.77%

[end bar chart]

The following table compares the performance of the U.S. Equity Fund, the S&P 500 Index and Morgan Stanley Capital International's Emerging Markets Free Index (the "MSCI EMF Index"). The MSCI EMF Index is a market-capitalization-weighted index of equity securities traded on securities exchanges or established over the counter markets in 25 emerging markets countries. Index returns include dividends and distributions and are expressed in U.S. dollars. The S&P 500 Index is an unmanaged index of 500 stocks of a representative sampling of leading U.S. companies based on market size, liquidity and industry group representation. Returns include dividends and distributions and are expressed in U.S. dollars.

As of December 27, 1999, the Fund's investment strategy for achieving its objective of long-term capital appreciation became to invest in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers in the United States. Formerly, as Vontobel Emerging Markets Equity Fund, the Fund invested in equity securities of issuers in developing countries around the world. Effective January 1, 2000, the Fund began to compare itself against the S&P 500 Index.

                              Average Annual Total Returns
                         (for the period ending December 31, 1999)
                         -----------------------------------------
                                               Since Inception
                           1 Year             (September 1, 1997)
                           ------             -------------------

U.S. Equity Fund           32.56%            ( 1.34%)
MSCI EMF Index             63.70%              1.00%
S&P 500 Index              21.04%             23.56%


FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay in connection with purchases or redemption of shares of the Value Fund, the International Equity Fund, the E. European Equity Fund and the U.S. Equity Fund (collectively, the "Funds"). The annual operating expenses, which cover the
cost  of  investment  management,  administration,   accounting  and
shareholder communications, are shown as a percentage of the average daily net assets.

The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly.

                                   VALUE FUND

Shareholder Transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases                            None
Maximum Deferred Sales Charge (Load)                                        None

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and other Distributions                     None
Redemption Fee (1)                                                      2.00%(2)
Exchange Fee (4)                                                            None

Annual Fund  Operating  Expenses  (expenses  that are deducted from Fund assets)

Management Fees                                                            0.93%
Distribution  (12b-1 Fees)                                                  None
Other Expenses                                                             0.94%
Total Annual Fund Operating  Expenses                                      1.87%
                                                                           ----
Fee Waiver and/or Expense  Reimbursements                                  0.12%
                                                                           ----
Net Expenses                                                            1.75%(5)

                            INTERNATIONAL EQUITY FUND

Shareholder Transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases                            None
Maximum Deferred Sales Charge (Load)                                        None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and other Distributions                     None
Redemption Fee (1)                                                      2.00%(2)
Exchange Fee (4)                                                            None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                                                            0.90%
Distribution (12b-1 Fees)                                                   None
Other Expenses                                                             0.38%
                                                                           -----
Total Annual Fund Operating Expenses                                       1.28%

                             E. EUROPEAN EQUITY FUND

Shareholder Transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases                            None
Maximum Deferred Sales Charge (Load)                                        None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and other Distributions                     None
Redemption Fee (1)                                                      2.00%(3)
Exchange Fee (4)                                                            None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                                                            1.25%
Distribution (12b-1 Fees)                                                   None
Other Expenses                                                             2.12%
                                                                           -----
Total Annual Fund Operating Expenses                                       3.37%


                                U.S. EQUITY FUND

Shareholder Transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases                            None
Maximum Deferred Sales Charge (Load)                                        None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and other Distributions                     None
Redemption Fee (1)                                                      2.00%(2)
Exchange Fee (4)                                                            None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                                                            1.00%
Distribution (12b-1 Fees)                                                   None
Other Expenses                                                             1.80%
                                                                           -----
Total Annual Fund Operating Expenses                                       2.80%
Fee Waiver and/or Expense Reimbursements                                   1.05%
                                                                           -----
Net Expenses                                                            1.75%(5)

(1) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.

(2)   A 2% redemption fee is charged on shares held less than three (3) months.

(3)   A 2% redemption fee is charged on shares held less than six (6) months.

(4)   A shareholder may be charged a $10 fee for each telephone exchange.

(5) The expense information in the table has been restated to reflect current expenses. These costs are net of fee waivers and reimbursements to maintain total operating expenses to 1.75% pursuant to a contractual expense limitation agreement (See Management Organization and Capital Structure below).

EXAMPLES

The following expense examples show the expenses that you could pay over time. They will help you compare the costs of investing in the Funds with the costs of investing in other mutual funds. Each example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of the periods indicated. Each example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the examples are for comparison only. Based on these assumptions, your costs would be:

                                1 Year       3 Years       5 Years      10 Years
                                ------      --------       -------      --------

Value Fund (1)                  $178         $  551         $  949        $2,062
International Equity Fund       $130         $  406         $  702        $1,545
E. European Equity Fund         $339         $1,036         $1,755        $3,658
U.S. Equity Fund (1)            $178         $  551         $  949        $2,062

(1)The expense information in the table has been restated to reflect current expenses. These costs are net of fee waivers and reimbursements to maintain total operating expenses to 1.75% pursuant to a contractual expense limitation agreement (see Management Organization and Capital Structure below).

   Absent these commitments, your costs would be:

                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------

Value Fund                      $190         $588          $1,011         $2,190
U.S. Equity Fund                $308         $942          $1,601         $3,365

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in the expenses can, over time, have a significant effect on a Fund's performance.

INVESTMENT OBJECTIVES/STRATEGIES AND RISKS

Value Fund

The Value Fund's investment objective is to achieve long-term capital returns in excess of the broad market by investing in common stocks and securities that are convertible into common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock. Under normal circumstances the Fund will invest at least 65% of its assets in common stocks or securities that are convertible into common stock. The Value Fund typically invests in securities that are traded on U.S. exchanges. The Value Fund also invests in fixed-income instruments and cash equivalents, such as overnight repurchase agreements and short-term U.S. Treasuries. The Adviser uses the S&P 500 Index as the benchmark for the broad market against which the performance of the Value Fund is measured.

Vontobel USA Inc. (the "Adviser"), the investment adviser for each of the Funds, employs a bottom-up approach to stockpicking. (A bottom-up approach means that securities are selected company by company rather than by identifying a suitable industry or market sector for investments and then investing in companies in that industry or market sector.) This bottom-up approach emphasizes qualitative criteria in evaluating a company's potential as a prospective investment opportunity. Although the Value Fund's return will be compared to that provided by the broad market, the Adviser seeks to achieve attractive absolute returns over the "risk-free" rate, defined as the rate of return available on 10-year U.S. Government securities. The Adviser's utilization of an "absolute" rather than a "relative" valuation yardstick is designed to achieve not only a satisfactory return over the risk-free rate but at the same time ensure safety of principal. The Adviser considers the riskiness of an investment to be a function of the company's business rather than the volatility of its stock price. Therefore, the Adviser seeks to identify companies whose businesses are predictable or that exhibit elements of a franchise. Ideally, such companies must have a history of competitive returns on invested capital, reliable growth in earnings and free cash flow, low debt and effective management.

As noted above, the Adviser seeks to achieve its investment objective by investing principally in equity securities. Nonetheless, the Adviser may construct, and in fact has at times constructed, a portfolio in which cash and cash equivalents (including, but not limited to, overnight repurchase agreements and short-term U.S. Treasuries), and/or fixed-income instruments, comprise a significant portion of the Value Fund's total assets. The Adviser views its "cash position" as a residual investment that is a measure of the ability of its investment personnel to identify enough stocks and convertible securities that meet their rigorous investment criteria.

The Value Fund may invest more than 5% of its assets in government debt securities of the U.S. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Code, the Value Fund must meet certain diversification requirements. These include the requirement that at the end of each tax year quarter, at least 50% of the market value of its total assets must be invested in cash, cash equivalents, U.S. government securities, and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. A regulated investment company is also limited in its purchases of voting securities of any issuer and may invest no more than 25% of the value of its total assets in securities (other than U.S. Government securities) of any one issuer or of two or more issuers that the Value Fund controls and are engaged in the same, similar or related trades or business.

The Value Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Value Fund may not perform as anticipated.

International Equity Fund

The International Equity Fund's investment objective is to achieve capital appreciation by investing in common stocks and securities that are convertible into common stocks. Under normal circumstances the Fund will invest at least 65% of its assets in equity securities of companies in Europe and the Pacific Basin. The International Equity Fund will invest most of its assets in equity securities of countries which are generally considered to have developed markets, such as the United Kingdom, the eleven euro-zone countries (France, Germany, Italy, Spain, Portugal, Finland, Ireland, Belgium, the Netherlands, Luxembourg and Austria), Switzerland, Norway, Japan, Hong Kong, Australia, and Singapore. The Adviser will decide when and how much to invest in each of those markets. Investments may also be made in equity securities issued by companies in "developing countries" or "emerging markets," such as Taiwan, Malaysia, Indonesia, and Brazil, included in Morgan Stanley Capital International's Emerging Markets Free Index ("EMF"). The portfolio of the International Equity Fund will be diversified. The Fund typically invests in the securities of medium to large capitalization companies, but is not limited to investing in securities of companies of any size. Using a bottom-up investment approach, the Adviser seeks to invest in companies that have a long record of successful operations in their core business and earnings growth through increasing market share and unit sales volumes. These companies are typically among the leaders in their industry, having demonstrated consistent growth in cash flow, sales, operating profits, returns on equity and returns on invested capital, and little or no debt. The Fund generally holds its core positions for at least two years.

The International Equity Fund may select its investments from companies which are listed on a securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in "thinly traded" securities.

The International Equity Fund intends to diversify broadly investments among countries and normally to have represented in the portfolio business activities of not less than three different countries. The securities the International Equity Fund purchases may not always be purchased on the principal market. For example, Depositary Receipts may be purchased if trading conditions make them more attractive than the underlying security (see Depositary Receipts below).

In addition to common stocks and securities that are convertible into common stocks, the International Equity Fund invests in shares of closed-end investment companies. These investment companies invest in securities that are consistent with the International Equity Fund's objective and strategies. By investing in other investment companies the Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. Also, federal and state securities laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares.

The International Equity Fund has the authority to enter into forward contracts to purchase or sell foreign currencies, purchase and write covered call options on foreign currencies and enter into contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures").

The Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the International Equity Fund may not perform as anticipated.

E. European Equity Fund

The E. European Equity's Fund investment objective is to achieve capital appreciation by investing in common stocks and securities that are convertible into common stock. Under normal market conditions the Fund will invest at least 65% of its assets in securities of companies that are located in or conduct a significant portion of their business in Eastern Europe. The Adviser's investment universe consists of companies that are located in, or listed on the exchanges of Central and Eastern European countries, as well as companies that derive at least two-thirds of their sales from such countries. Not all these countries have a functioning stock exchange and others still have an illiquid securities market; consequently, the Adviser concentrates on the markets of Hungary, Poland, Slovenia, the Czech Republic, Slovakia, Russia, Croatia and the Baltic states (Estonia, Latvia and Lithuania). The Adviser can invest in local shares in Poland, Hungary, the Czech Republic, Slovakia, the Baltic States, Croatia, Romania and Slovenia. Elsewhere, due to the lack of local sub-custodians or liquidity, the Adviser currently invests only through ADR , GDR or RDC programs.

Trading volume of the stock exchanges of these markets may be substantially lower than that in developed markets and the purchase and sale of portfolio securities may not always be made at an advantageous price. The Adviser generally will decide when and how much to invest in these developing markets based upon its assessment of their continuing development. As stock markets in the region develop and more investment opportunities emerge, the Fund will broaden its portfolio to include securities of companies located in or which conduct a significant portion of their business in countries in this region.

The portfolio of the E. European Equity Fund will be diversified. Management expects that the Fund will have a low turnover ratio (not exceeding 100% annually). The selection of the securities in which the Fund will invest will not be limited to companies of any particular size, or to securities traded in any particular marketplace, and will be based only upon the expected contribution such security will make to its investment objective. Currently, the Adviser considers only about 250 stocks as suitable for investment, based upon their market capitalization and liquidity. The Adviser expects this number to increase dramatically in the years to come. Together, these 250 stocks represent a market capitalization of approximately 75 billion U.S. dollars.

The Fund faces those same risks that are associated with investing in foreign and developing markets (see "Other Principal Risks" below). The E. European
Equity Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the E. European Equity Fund may not perform as anticipated. Generally, the Fund holds core positions for longer than one year.

The E. European Equity Fund also invests in shares of closed-end investment companies. These investment companies invest in securities that are consistent with the E. European Equity Fund's objective and strategies. By investing in other investment companies the Fund indirectly pays a portion of the expenses and brokerage costs of these companies in addition to its own expenses. Also, federal laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares. The Fund does not actively manage currency risk.

U.S. Equity Fund

The U.S. Equity Fund's investment objective is to achieve long-term capital returns in excess of the broad market by investing in equity securities and securities that are convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock. Under normal circumstances, the U.S. Equity Fund will invest at least 65% of its total assets in equity securities or securities that are convertible into equity securities. The U.S. Equity Fund typically invests in securities that are traded on U.S. exchanges. As of January 1, 2000, the Adviser uses the S&P 500 Index as the benchmark for the broad market against which the performance of the U.S. Equity Fund is measured. Prior to January 1, 2000, the Adviser used the EMF Index.

The portfolio of the U.S. Equity Fund will be diversified. The U.S. Equity Fund typically invests in the securities of medium to large capitalization companies, but is not limited to investing in securities of companies of any size. Using a bottom-up investment approach, the Adviser seeks to invest in companies that have a long record of successful operations in their core business and earnings growth through increasing market share and unit sales volumes. These companies are typically among the leaders in their industry, having demonstrated consistent growth in cash flow, sales, operating profits, returns on equity and returns on invested capital, and little or no debt. The U.S. Equity Fund also intends to diversify investments broadly among sectors.

The U.S. Equity Fund may invest more than 5% of its assets in U.S. Government debt securities. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Code, the U.S. Equity Fund must meet certain diversification requirements. These include the requirement that at the end of each tax year quarter, at least 50% of the market value of its total assets must be invested in cash, cash equivalents, U.S. Government securities, and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. A regulated investment company is also limited in its purchases of voting securities of any one issuer and may invest no more than 25% of that value of its total assets in securities (other than U.S. Government securities) of any one issuer.

The U.S. Equity Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the U.S. Equity Fund may not perform as anticipated.

OTHER PRINCIPAL RISKS

Stock Market Risk.

Stock market risk is the risk is the possibility that stock prices overall will decline over short or long periods. Because stock market prices tend to fluctuate, the value of your investment in the Funds may increase or decrease.

Geographic Risk.

Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. A Fund is subject to greater risks of adverse events which occur in the region and may experience greater volatility than a Fund that is more broadly diversified geographically. Political or economic disruptions in European countries, even in countries in which a Fund is not invested, may adversely affect security values and thus, a Fund's holdings.

Foreign Investing.

The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries. Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Emerging and Developing Markets.

A Fund's investments in emerging and developing countries involve those same risks that are associated with foreign investing in general (see above). In addition to those risks, companies in such countries generally do not have lengthy operating histories. Consequently, theses markets may be subject to more substantial volatility and price fluctuations than securities that are traded on more developed markets.

Depositary Receipts.

Depositary Receipts are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The International Equity Fund and the E. European Equity Fund may invest in Depositary Receipts which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. Please refer to the Statement of Additional Information (the "SAI") for more information on Depositary Receipts.

European Currency.

Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro". Each participating country has pegged its existing currency with the Euro as of January 1, 1999 and many transactions in these countries are valued and conducted in the Euro. The majority of stock transactions in the major markets now are made in Euros. Additional European countries may elect to participate in the common currency in the future. The conversion presents unique uncertainties, including, among others: (1) whether the payment and operational systems of banks and other financial institutions will function properly; (2) how certain outstanding financial contracts that refer to existing currencies rather than the Euro will be treated legally; (3) how exchange rates for existing currencies and the Euro will be established; and (4) how suitable clearing and settlement payment systems for the Euro will be managed. The Fund invests in securities of countries that have converted to the Euro or will convert in the future and could be adversely affected if these uncertainties cause adverse effects on these securities. To date the conversion of the Euro has had negligible impact on the operations and investment returns of U.S. investment companies.

Temporary Defensive Position.

When the Adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, each of the Funds may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements (for the risks involved in repurchase agreements see the SAI). For temporary defensive purposes, each of the International Equity Fund and the E. European Equity Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When a Fund is in a temporary defensive position, it is not pursuing its stated investment objective. The Adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such alternative strategies will be utilized.

MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE

Investment Adviser - Vontobel USA Inc., 450 Park Avenue, New York, N.Y. 10022, manages the investments of each Fund pursuant to separate Investment Advisory Agreements (each, an "Advisory Agreement"). The Adviser is a wholly owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. As of December 31, 1999, the Adviser manages in excess of $2.1 billion. The Adviser also acts as the adviser to three series of a Luxembourg fund organized by an affiliate of the Adviser. That fund does not accept investments from the U.S. The Adviser has provided investment advisory services to mutual fund clients since 1990.

Pursuant to the Advisory Agreements, the Adviser provides the Funds with investment management services and office space. The Adviser pays the office and clerical expenses that are associated with investment research, statistical analysis, and the supervision of the Fund's portfolios. The Adviser also pays the salaries (and other forms of compensation) of the Company's directors and officers or employees of the Company who are also officers, directors or employees of the Adviser. Each Fund is responsible for all other expenses that are not specifically assumed by the Adviser. Such expenses include (but are not limited to) brokerage fees and commissions, legal fees, auditing fees, bookkeeping and record keeping fees, custodian and transfer agency fees and registration fees.

As compensation for its service as investment adviser for each of the Funds, the Adviser receives a fee. That fee is payable monthly at an annualized rate that is equal to a percentage of the Fund's average daily net assets. The percentages are set forth below. These fees are higher than those charged to most other investment companies, but are comparable to fees paid by investment companies with investment objectives and policies similar to the Funds' investment objectives and policies.

For the fiscal year ended December 31, 1999, the Adviser earned  $1,224,969 for the Value Fund, $1,474,217 for the International Equity Fund, $387,669 for the E. European Equity Fund and $16,711 for the U.S. Equity Fund. The Adviser waived fees of $22,500 for the Value Fund and $16,711 for the U.S. Equity Fund.

In the interest of limiting expenses of the Value Fund and the U.S. Equity Fund, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses are limited to 1.75% for the Value Fund and the U.S. Equity Fund. These limits do not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business.

                                                 Int'l.   E.Eur.   U.S.
                                        Value    Equity   Equity   Equity
Amount of Assets Managed                Fund     Fund     Fund     Fund
--------------------------------------------------------------------------------
$0-$100 million                         1.00%    1.00%    1.25%   1.00%
More than $100 million to $500 million  0.75%    0.75%    1.25%   1.00%
More than $500 million to $1 billion    0.75%    0.75%    1.00%   0.875%
More than $1 billion                    0.75%    0.75%    1.00%   0.75%
--------------------------------------------------------------------------------

Mr. Edwin Walczak is a Senior Vice President of the Adviser. Mr. Walczak joined the Adviser in 1988 and has been the President and portfolio manager of the Value Fund since its inception in March, 1990.

Mr. Fabrizio Pierallini, who is the Chief Investment Officer and a Senior Vice President of the Adviser, has been the President and portfolio manager of the International Equity Fund since May, 1994 and the U.S. Equity Fund since its inception on August 18, 1997. From September, 1988 to April, 1991, Mr. Pierallini worked with Swiss Bank Corporation (now UBS), as a Vice President/Portfolio Manager in its Zurich office and from May, 1991 to April, 1994 as an Associate Director/Portfolio Manager in its New York office.

Mr. Mark Robertson joined the Adviser in September, 1991. He is a Vice President of the Adviser and the associate portfolio manager of the U.S. Equity Fund. Prior to joining the Adviser, Mr. Robertson was a securities analyst with the Value Line Investment Survey.

Mr.  Rajiv Jain joined the Adviser in  November,  1994.  He is a First Vice
President  of  the  Adviser  and  the   associate   portfolio   manager  of  the
International Equity Fund. From 1993 to 1994, Mr. Jain worked as an analyst with Swiss Bank Corporation, New York.

Mr. David Molnar, who is a Vice President of the Adviser, was appointed the portfolio manager of the E. European Equity Fund on July 1, 2000 after serving as the fund's associate portfolio manager since October 1, 1997. Mr. Molnar is the Head of Eastern European Equity Management at Vontobel Asset Management, Switzerland, which he joined in October 1997 as the associate portfolio manager of the Vontobel Group's Eastern European Equity products. From 1992 to 1996 Mr. Molnar held a succession of posts in Budapest, Hungary, as assistant to the director of the Business Basics Foundation, which provided consultancy services to small- and medium-sized enterprises; the deputy program officer of the bilateral assistance program of the US Agency for International Development; and a member of the privatization team for the Hungarian Credit Bank.

SHAREHOLDER INFORMATION

Each Fund's share price, called its NAV, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m., Eastern
Time) on each business day ("Valuation Time") that the NYSE is open; however, the Company's management may compute the NAV more frequently in order to protect shareholders' interests. As of the date of this prospectus, the Fund is informed that the NYSE will be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

The Fund's securities are generally valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on that date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost pricing procedures. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors.

Depositary Receipts (i.e., ADRs, EDRs and GDRs) will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate.

PURCHASING SHARES

You may purchase shares of the Fund directly from First Dominion Capital Corp. ("FDCC" or the "Distributor") or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. When you acquire or redeem shares through a securities broker or dealer, you may be charged a transaction fee. The offering price per share is equal to the NAV next determined after the Fund receives your purchase order.

The minimum initial investment for the Value Fund, E. European Equity Fund and U.S. Equity Fund is $1,000. The minimum initial investment in the International Equity Fund is $200,000. Subsequent investments, for all Funds, must be $50 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs).

Purchase by Mail.

To purchase shares of a Fund by mail complete and sign the attached application form (the "Account Application") and mail it together with your check to Fund Services, Inc., (the "Transfer Agent"), at P.O. Box 26305, Richmond, VA 23260. All checks should be made payable to the applicable Fund. For subsequent purchases, include the tear-off stub from a prior purchase confirmation with your check. Otherwise, identify the name(s) of the registered owner(s) and social security number(s).

Investing  by Wire.

You may purchase  shares by requesting  your bank to wire funds directly to the Transfer Agent. To invest by wire please call the Transfer Agent at (800) 628-4077 for instructions, then notify the Distributor by calling (800) 776-5455. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail an Account Application promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions that you provide your bank.

The Transfer Agent will automatically establish and maintain an open account for the Funds' shareholders. The open account reflects a shareholder's shares. This service facilitates the purchase, redemption or transfer of shares, eliminates the need to issue or safeguard certificates and reduces time delays in executing transactions. Stock certificates are not required and are not normally issued. Stock certificates for full shares will be issued by the Transfer Agent upon written request but only after payment for the shares is collected by the Transfer Agent.

REDEEMING SHARES

You may redeem shares of the Funds at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be considered in "proper order." (See "Signature Guarantees.") The Transfer Agent will promptly notify you if your redemption request is not in proper order.

The Company's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. The Company deducts a 2% redemption fee from proceeds of the U.S. Value, U.S. Equity and International Equity Fund shares redeemed less than three months after purchase (including shares to be exchanged). The Company deducts a 2% redemption fee from proceeds of the E. European Equity shares redeemed less than six months after purchase (including shares to be exchanged). The applicable Fund retains this amount to offset the Fund's costs of purchasing or selling securities. The Adviser reserves the right to waive the redemption fee for its clients.

After receipt of your request in proper order, the Transfer Agent will mail redemption proceeds to your registered address within seven days. The Transfer Agent will make payments payable to the registered owner(s) unless you specify otherwise in your redemption request.

Please note that: (1) the Transfer Agent cannot accept redemption requests which specify a particular date for redemption, or which specify any special conditions; and (2) if the shares you are redeeming were purchased less than 15 days prior to the receipt of your redemption request, the Transfer Agent must determine the check you used to pay for the shares you are redeeming has cleared before it disburses the redemption proceeds. If you anticipate that you may make a redemption within 15 days after you purchase shares, you should make your purchase by wire, or by a certified, treasurer's or cashier's check.

The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission (the "SEC") determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing at the NAV per share next computed after the suspension is terminated.

Redemption  by Mail.

To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares or if you ask that the proceeds be sent to a different address or person. Signature guarantees are used to help protect you and the Funds. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent to learn if a signature guarantee is needed or to make sure that it is completed appropriately. There is no charge to shareholders for redemptions by mail.

Redemption by Telephone.

You may redeem your shares by telephone provided that you requested this service on your initial Account Application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10.00 service fee for each telephone redemption. The Transfer Agent may change the amount of this service charge at any time without prior notice.

You cannot redeem shares by telephone if you hold a stock certificate representing the shares you are redeeming or if you paid for the shares with a personal, corporate, or government check and your payment has been on the books of the Company for less than 15 days.

If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request to the Transfer Agent by overnight mail.

The Transfer Agent employs reasonable procedures designed to confirm the authenticity of your instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions.

Redemption by Wire.

If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent.
Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature  Guarantees.

To help to protect you and the Company from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and, (3) all authorizations to establish or change telephone redemption service, other than through your initial Account Application.

In the case of redemption by mail,  signature  guarantees must appear on either:
(a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Small  Accounts.

Due to the relatively higher cost of maintaining small accounts, the Company may deduct $10 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing sixty (60) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Company will not close your account if it falls below $1,000 solely because of a market decline.

OTHER SHAREHOLDER SERVICES

Individual Retirement Accounts (IRA's).

IRA accounts are available. Please call (800)-527-9500 for information and to request forms.

Invest-A-Matic.

Existing shareholders, who wish to make regular monthly investments in amounts of $50 or more, may do so through the Invest-A-Matic program.

Exchange  Privileges.

You may exchange all or a portion of your shares in each Fund for the shares of certain other Funds having different investment objectives, provided that the shares of the Fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction.

How To Transfer Shares.

If you wish to transfer shares to another owner, send a written request to the Transfer Agent. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed;
(4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports.

Each time you purchase, redeem or transfer shares of a Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Dividends from net investment income, if any, are declared annually by each Fund. Each of the Funds intends to distribute annually any net capital gains.

Dividends will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. If you do not wish to have your dividends reinvested in additional shares, you should send a written request to that effect to the Transfer Agent. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made with an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of a Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." To avoid buying a dividend, check each Fund's distribution schedule before you invest. Shareholders will be subject to tax on all dividends and distributions whether paid to them or reinvested in shares of the Fund.

DISTRIBUTIONS AND TAXES

Tax Considerations.

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a Fund or receive them in cash. Any capital gains a Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

By law, a Fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS has notified you that you are subject to backup withholding and instructs a Fund to do so.

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your Fund shares, you may have a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different series of the Company is the same as a sale.

Fund distributions and gains from the sale or exchange of your Fund shares will generally be subject to state and local income tax. Any foreign taxes paid by a Fund that invests more than 50% of its assets in foreign securities may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in a Fund.

DISTRIBUTION ARRANGEMENTS

The Funds are offered through financial supermarkets, investment advisers and consultants, financials planners, brokers, dealers and other investment professionals and directly through First Dominion Capital Corp. ("FDCC"), the Distributor for the Funds. The shares are offered and sold without any sales charges imposed by the Funds or the Distributor. However, investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years [or, if shorter, the period of the Fund's operations]. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Funds' financial highlights for the period presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon is included in the SAI. The Funds' financial statements, notes to financial statements and report of independent accountants are included in the SAI as well as in the Funds' Annual Report to Shareholders (the "Annual Report"). Additional performance information for the Funds is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

Value Fund

For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                           Years ended December 31,
                                       --------------------------------
                                      1999     1998     1997     1996     1995
                                      ----     ----     ----     ----     ----
Per Share Operating Performance
Net asset value,
 beginning of period                  $16.73   $16.51  $13.78   $13.25    $10.26
                                      ------   ------  ------   ------    ------
Income from investment operations
 Net investment income                  0.07     0.22    0.10     0.17      0.05
 Net realized and
   unrealized gain (loss)
   on investments                     (2.42)     2.06    4.61     2.65      4.09
                                      ------    -----   -----    -----     -----
Total from investment operations      (2.35)     2.28    4.71     2.82      4.14
                                      ------    -----   -----    -----     -----
Less distributions
 Distributions from
     net investment income            (0.11)   (0.16)  (0.10)   (0.19)    (0.04)
 Distributions from
     Realized gain on
      Investments                      ---     (1.90)  (1.88)   (2.10)    (1.11)
                                      -----    ------  ------   ------    ------
Total distributions                   (0.11)   (2.06)  (1.98)   (2.29)    (1.15)
                                      ------   ------  ------   ------    ------
Net asset value, end of
 period                               $14.27  $16.73  $16.51   $13.78     $13.25
                                      ======  ======  ======   ======     ======
Total Return                        (14.07%)  14.70%  34.31%   21.28%     40.36%

Ratios/Supplemental Data
Net assets, end of
 Period (000's)                    $71,480  $200,463  $203,120  $69,552  $55,103
Ratio to average
 net assets - (A)
 Expenses - (B)                      1.87%     1.46%     1.61%    1.48%    1.65%
 Expenses - net (C)                  1.87%     1.45%     1.58%    1.43%    1.50%
 Net investment income               0.40%     0.93%     0.72%    0.63%    0.38%
Portfolio turnover rate             66.62%   122.71%    89.76%  108.36%   95.93%

(A) Management fee waivers reduced the expense ratios and increased net investment income ratios by .02% in 1999, 0.01% in 1998, 0.02% in 1997, 0.04% in 1996 and 0.06% in 1995.

(B) Expense ratio has been increased to include additional custodian fees in 1998, 1997, 1996 and 1995 which were offset by custodian fee credits.

(C) Expense ratio-net reflects the effect of the custodian fee credits, the Fund received.

International Equity Fund

For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                               Years ended December 31,
                                     -------------------------------------------
                                      1999      1998     1997     1996     1995
                                      ----      ----     ----     ----     ----

Per Share Operating Performance

Net asset value, beginning        $20.18    $18.15    $18.22    $17.13    $16.23
Income from investment            ------    ------    ------    ------    ------
 operations-

 Net investment income              0.06      0.01    (0.03)      0.03      0.16
 Net realized and unrealized
 gain (loss) on investments         9.07      2.98     1.74       2.85      1.61
 Total from investment              ----      ----     ----       ----      ----
   operations                       9.13      2.99     1.71       2.88      1.77
Less distributions-                 ----      ----     ----       ----      ----
 Distributions from net
   investment income              (0.05)      0.00     0.00     (0.03)    (0.17)
 Distributions from
   realized gains                 (1.25)    (0.96)   (1.78)     (1.76)    (0.70)
                                  ------    ------   ------     ------    ------
 Total distributions              (1.30)    (0.96)   (1.78)     (1.79)    (0.87)
                                  ------    ------   ------     ------    ------
Net asset value,
 end of period                    $28.01    $20.18   $18.15     $18.22    $17.13
                                  ======    ======   ======     ======    ======

Total Return                      46.52%    16.77%    9.19%     16.98%    10.91%

Ratios/Supplemental Data
Net assets,
 end of period (000's)          $192,537  $161,933 $160,821   $151,710  $130,505
Ratio to average net assets-
 Expenses (A)                      1.28%     1.40%    1.56%      1.60%     1.63%
 Expenses-net (B)                  1.27%     1.36%    1.50%      1.39%     1.53%
 Net investment income (loss)      0.03%     0.06%  (0.17%)      0.15%     0.41%
Portfolio turnover rate           37.91%    41.51%   38.45%     54.58%    68.43%

(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

(B) Expense ratio-net reflects the effect of the custodian fee credits the Fund received.

E. European Equity Fund

For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                   February 15,*
                                        Years ended December 31,        to
                                       -------------------------   December 31,
                                        1999     1998    1997          1996
                                        ----     ----    ----       ------------

Per Share Operating Performance

Net asset value,
 beginning of period                   $ 8.14   $15.25  $14.89        $10.00
Income from investment                 ------   ------  ------        ------
 operations-

 Net investment loss                   (0.20)   (0.31)  (0.19)        (0.06)
 Net realized and unrealized
   gain (loss) on investments            1.38   (6.80)    1.47          4.95
                                       ------   ------   ------       ------
 Total from investment
   operations                            1.18   (7.11)    1.28          4.89
                                       ------   ------   ------       ------
Less distributions-
 Distributions from realized
   gains on investment                   0.00     0.00   (0.92)         0.00
                                       ------    ------  ------       ------
Total distributions                      0.00     0.00   (0.92)         0.00
                                       ------    ------  ------       ------
Net asset value, end
 of period                             $ 9.32   $ 8.14   $15.25       $14.89
                                       ======   ======   ======       ======

Total Return                           14.50% (46.62)%    8.74%       48.90%

Ratios/Supplemental Data
Net assets, end of
 period (000s)                        $33,644  $36,154 $139,408      $61,853

Ratio to average net assets-
 Expense(A)                             3.37%    2.57%    1.94%      2.02%**
 Expense-net(B)                         3.26%    2.41%    1.66%      1.71%**
 Net investment loss                  (2.35%)  (1.67%)  (1.30%)     (1.07)**
Portfolio turnover                    103.80%  135.35%  105.86%       38.69%

* Commencement of operations
** Annualized

(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

(B) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

U.S. Equity Fund

For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                  Years ended December 31,
                                  ------------------------     September 1,* to
                                     1999        1998          December 31, 1997
                                     ----        ----          -----------------

Per Share Operating
 Performance

Net asset value,
 beginning of period                $7.31       $9.42                   $10.00
                                    -----       -----                   ------
Income from investment
 operations-
 Net investment income
  (loss)                            (0.02)       0.00                    (0.04)
 Net realized and
 unrealized gain
 (loss) on investments               2.40      (2.11)                    (0.54)
                                    -----      ------                   -------
 Total from investment
   operations                        2.38      (2.11)                    (0.58)
                                    -----      ------                   -------
Net asset value,
 end of period                      $9.69       $7.31                     $9.42
                                   ======       =====                    ======

Total Return                       32.56%     (22.40%)                  (5.80%)
Ratios/Supplemental Data

Net assets, end of period         $10,946       $1,611                   $3,601

Ratio to average net assets- (A)
 Expenses (B)                       3.05%        2.38%                  2.41%**
 Expenses-net (C)                   3.02%        2.07%                  2.20%**
 Net investment loss              (1.68%)      (0.02%)                 (1.42)**
Portfolio turnover rate           128.26%      130.59%                   16.36%

(A) Management fee waivers and expense reimbursements reduced the expense ratio and increased net investment income ratio by 5.64%, 3.75% and 1.25%, in 1999, 1998 and 1997, respectively.

(B) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

(C) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

*    Commencement of operations
**   Annualized

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Annual and semi-annual reports and other information regarding the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102. For more information about the Funds, you may wish to refer to the Company's SAI dated May 1, 2000, as revised July 24, 2000, which is on file with the SEC and incorporated by reference into this Prospectus. You can obtain a free copy of the SAI by writing to Vontobel Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9500 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Funds may also be directed to the above address or telephone number. This prospectus is also available on-line at our website (www.vontobelfunds.com).

(Investment Company Act File No.  811-3551)

                              VONTOBEL FUNDS, INC.
                                 (THE "COMPANY")

                1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                 (800) 527-9500



STATEMENT OF ADDITIONAL INFORMATION



VONTOBEL U.S. VALUE FUND
VONTOBEL INTERNATIONAL EQUITY FUND
VONTOBEL EASTERN EUROPEAN EQUITY FUND
VONTOBEL U.S. EQUITY FUND




This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current Prospectus of the Vontobel U.S. Value Fund, Vontobel International Equity Fund, Vontobel Eastern European Equity Fund and the Vontobel U.S. Equity Fund (formerly named Vontobel Emerging Markets Equity Fund)(collectively, the "Funds"), dated May 1, 2000, as revised July 24, 2000. You may obtain the Prospectus of the Funds, free of charge, by writing to Vontobel Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling (800) 527-9500.

The Funds' audited financial statements and notes thereto for the year ended December 31, 1999 and the unqualified report of Tait, Weller & Baker, on such financial statements (the "Report") are incorporated by reference in this SAI and are included in the Funds' 1999 annual report to shareholders (the "Annual Report"). A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report by writing to the Company or calling
(800) 527-9500.

The date of this SAI is May 1, 2000, as revised July 24, 2000.

TABLE OF CONTENTS                                     PAGE
-----------------                                     ----

General Information
Investment Objectives
Strategies and Risks
Investment Programs
      Convertible Securities
      Warrants
      Illiquid Securities
      Debt Securities
      Strategic Transactions
      Options
      Futures
      Currency Transactions
      Combined Transactions
      Eurocurrency Instruments
      Segregated and Other Special Accounts
      Depositary Receipts
      Temporary Defensive Positions
      U.S. Government Securities
      Repurchase Agreements
Other Investments
Investment Restrictions
Management of the Company
Policies concerning Personal Investment Activities
Control Persons and Principal Securities Persons
Investment Adviser and Advisory Agreement
Management-Related Services
Portfolio Transactions
Portfolio  Turnover
Capital  Stock and  Dividends
Additional Information about Purchases and Sales
Tax Status
Investment Performance
Financial Information

GENERAL INFORMATION

Vontobel   Funds,   Inc.  (the  "Company")  was  organized  as  a  Maryland
corporation on October 28, 1983. The Company is an open-end, management investment company (commonly known as a "mutual fund"), registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This SAI relates to the Vontobel U.S. Value Fund ("Value Fund"), Vontobel International Equity Fund ("International Equity Fund"), Vontobel Eastern European Equity Fund ("E. European Equity Fund") and the Vontobel U.S. Equity Fund ("U.S. Equity Fund")(individually, a "Fund," collectively, the "Funds"). Each Fund is a separate investment portfolio or series of the Company (see "Capital Stock" below). Each of the International Equity, E. European Equity and U. S. Equity Funds is a "diversified" series," as that term is defined in the 1940 Act. The Value Fund is a "non-diversified" series.

INVESTMENT OBJECTIVES

The Value and U.S. Equity Funds' investment objective is to achieve long-term capital returns. The investment objective of the International Equity and E. European Equity Funds is to achieve capital appreciation.

All investments entail some market and other risks. For instance, there is noassurance that a Fund will achieve its investment objective. You should not rely on an investment in a Fund as a complete investment program.

STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Funds' Prospectus. In seeking to meet its investment objective, each Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

INVESTMENT PROGRAMS

Convertible  Securities.

Each of the Value, International Equity, E. European Equity and U.S. Equity Funds may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, the Funds have to pay more for a convertible security than the value of the underlying common stock.

Warrants.

Each of the Value, International Equity, E. European Equity and U.S. Equity Funds may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Illiquid  Securities.

Each Fund may  invest up to 15% of its net assets in  illiquid  securities.
For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Debt  Securities.

Under normal circumstances, the Value Fund and the U.S. Equity Fund will have at least 65% of its assets invested in common stocks or securities convertible into common stocks. The Value Fund and U.S. Equity Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities. The fixed income securities in which the Value Fund and the U.S. Equity Fund may invest will be rated at the time of purchase Baa or higher by Moody's, or BBB or higher by S&P, or foreign securities not subject to standard credit ratings, which the Adviser believes are of comparable quality.

Strategic Transactions.

Each of the Funds may utilize a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates, and broad specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain (strategies described in more detail below). Such strategies are generally accepted as modern portfolio management and are regularly utilized by many mutual funds and institutional investors. Techniques and instruments may change over time as new instruments and strategies develop and regulatory changes occur.

In the course of pursuing these investment strategies, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as they are in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could also be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lower trading volume and liquidity.

Options.

Each of the Funds may purchase and sell options as described in the Prospectus and herein.

Put and Call Options.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A Fund may purchase a put option on a security to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in market value by giving the Fund the right to sell such instrument at the option exercise price. Such protection is, of course, only provided during the life of the put option when the Fund is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity to profit from a market increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which the Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option, or, which it will pay when purchasing a put option, will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, the general supply and demand for credit conditions, and the general interest rate environment. The premium received by the Fund for writing covered call options will be recorded as a liability in its statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value ("NAV") per share is computed (close of the New York Stock Exchange ("NYSE")), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

The premium paid by the Fund when purchasing a put option will be recorded as an asset in its statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's NAV per share is computed (close of the NYSE), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

The purchase of a put option will constitute a short sale for federal tax purposes. The purchase of a put at a time when the substantially identical security held long has not exceeded the long term capital gain holding period could have adverse tax consequences. The holding period of the long position will be cut off so that even if the security held long is delivered to close the put, short term gain will be recognized. If substantially identical securities are purchased to close the put, the holding period of the securities purchased will not begin until the closing date. The holding period of the substantially identical securities not delivered to close the short sale will commence on the closing of the short sale.

The Fund will purchase a call option only to close out a covered call option it has written. It will write a put option only to close out a put option it has purchased. Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or, to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If it cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

Options written by the Fund will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional brokerage commissions will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although cash settlement may become available in the future. Index options and Eurocurrency instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options;
(2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. Although it is not required to do so, the Fund generally expects to enter into OTC options that have cash settlement provisions.

Unless the parties provide otherwise, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the U.S. Securities and Exchange Commission (the "SEC")currently takes the position that OTC options purchased by a Fund and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund's limitation on investing no more than 10% of its assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge against a decrease in the value of the underlying securities or instruments in its portfolio. The premium may also increase the Fund's income.

The sale of put options can also provide income.

The Funds may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, and Eurocurrency instruments (see "Eurocurrency Instruments" below for a description of such instruments) that are traded in U.S. and foreign securities exchanges and in the over-the-counter markets, and futures contracts. The International Equity and the E. European Equity (collectively, the International Funds) may purchase and sell call options on currencies. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Funds may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, convertible securities, and Eurocurrency instruments (whether or not it holds the above securities in its portfolio), and futures contracts may not purchase or sell futures contracts on individual corporate debt securities.) The International Funds may purchase and sell put options on currencies. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. For tax purposes, the purchase of a put is treated as a short sale, which may cut off the holding period for the security. Consequently, the purchase of a put is treated as generating gain on securities held less than three months or short term capital gain (instead of long term) as the case may be.

Options on Securities Indices and Other Financial Indices.

The Funds may also purchase and sell call and put options on securities indices and other financial indices. By doing so, the Funds can achieve many of the same objectives that they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or any other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Futures.

The International Funds may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or currency market changes and for risk management purposes. The use of futures for hedging is intended to protect an International Fund from (1) the risk that the value of its portfolio of investments in a foreign market may decline before it can liquidate its interest, or (2) the risk that a foreign market in which it proposes to invest may have significant increases in value before it actually invests in that market. In the first instance, the International Fund will sell a future based upon a broad market index which it is believed will move in a manner comparable to the overall value of securities in that market. In the second instance, the International Fund will purchase the appropriate index as an "anticipatory" hedge until it can otherwise acquire suitable direct investments in that market. As with the hedging of foreign currencies, the precise matching of financial futures on foreign indices and the value of the cash or portfolio securities being hedged may not have a perfect correlation. The projection of future market movement and the movement of appropriate indices is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Regulatory policies governing the use of such hedging techniques require the International Funds to provide for the deposit of initial margin and the segregation of suitable assets to meet their obligations under futures contracts. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by an International Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurocurrency instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The International Funds' use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements, particularly the rules and regulations of the Commodity Futures Trading Commission. The International Funds will use such techniques only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the International Fund to deposit an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances) with a financial intermediary as security for its obligations. Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the International Fund. If the International Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantage price or that delivery will occur.

An International Fund will not enter into a futures contract or related option (except for closing transactions) if immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the International Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions.

Each of the International Funds may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract between the parties, at a specified price. These contracts are traded in the interbank market and conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement or commissions charges. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies. Currency swaps operate similarly to an interest rate swap (described below). The International Funds may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO, or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time an International Fund is engaging in proxy hedging (see "Proxy Hedging," below). If an International Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below. Cross currency hedges may not be considered "directly related" to the International Funds' principal business of investing in stock or securities (or options and futures thereon), resulting in gains therefrom not qualifying under the "less than 30% of gross income" test of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to an International Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges the International Fund has entered into to be rendered useless, resulting in full currency exposure and transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

The International Funds' dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging").

Transaction Hedging.

Transaction Hedging occurs when a fund enters into a currency transaction with respect to specific assets or liabilities. These specific assets or liabilities generally arise in connection with the purchase or sale of a fund's portfolio securities or the receipt of income therefrom. The International Funds may use transaction hedging to preserve the United States dollar price of a security when they enter into a contract for the purchase or sale of a security denominated in a foreign currency. An International Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging.

Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The International Funds may use position hedging when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The International Funds may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

The International Funds will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

Cross Hedging.

The International Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the International Funds have or expect to have portfolio exposure.

Proxy Hedging.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the International Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the fund's portfolio securities are or are expected to be denominated, and buying U.S. dollars. The amount of the contract would not exceed the value of the International Fund's securities denominated in linked currencies. For example, if the Adviser considers that the Swedish krona is linked to the euro, the International Funds hold securities denominated in Swedish krona and the Adviser believes that the value of Swedish krona will decline against the U.S. dollar, the Adviser may enter into a contract to sell euros and buy U.S. dollars.

Combined Transactions.

The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward foreign currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction or when the Adviser believes that it is in the Fund's best interests to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Eurocurrency Instruments.

The International Funds may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR") or to the interbank rates offered in other financial centers. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The International Funds might use Eurocurrency futures contracts and options thereon to hedge against changes in LIBOR and other interbank rates, to which many interest rate swaps and fixed income instruments are linked.

Segregated and Other Special Accounts.

In addition to other requirements, many transactions require a Fund to segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or segregate liquid high grade assets equal to the excess of the index value over the exercise price industry or other on a current basis. A put option written by a Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price. A currency contract which obligates an International Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange-listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange-listed options sold by the Fund other than those generally settle with physical delivery, and the Fund will segregate an amount of liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating sufficient liquid assets. Such assets may consist of cash, cash equivalents, liquid debt securities or other liquid assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. An International Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the International Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets, if the International Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offered in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, liquid assets equal to any remaining obligation would need to be segregated.

An International Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

Depositary Receipts.

American Depositary Receipts ("ADRs") are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The International Equity and the E. European Equity Funds may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Like ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and Registered Depositary Certificates ("RDCs") represent receipts for a foreign security. However, they are issued outside of the U.S. The International Equity and E. European Equity Funds may also invest in EDRs, GDRs and RDCs.

EDRs, GDRs and RDCs involve risks comparable to ADRs, as well as the fact that they are issued outside of the U.S. Furthermore, RDCs involve risks associated with securities transactions in Russia.

Temporary Defensive Positions.

When the Adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, each of the Funds may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements. For temporary defensive purposes, the International Equity and the E. European Equity Funds may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When a Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The Adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such alternative strategies will be utilized.

U.S. Government Securities.

The Funds may invest in U.S. Government Securities. The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. Government agencies or U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

Repurchase Agreements.

As a means of earning income for periods as short as overnight, the Funds may enter into repurchase agreements that are collateralized by U.S. Government Securities. The Funds may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of the debt securities in which the Funds invest. Under a repurchase agreement, a Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under a repurchase agreement is considered to be a loan by a Fund. The Adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, a Fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

If the buyer under a repurchase agreement becomes insolvent, the Fund's right to reacquire its securities may be impaired. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the buyer of the securities before repurchase of the securities under a reverse repurchase agreement, it may encounter delay and incur costs before being able to apply the cash held to purchase replacement securities. Also, the value of such securities may increase before it is able to purchase them.

OTHER INVESTMENTS

The Board of Directors may, in the future, authorize one or more of the Funds to invest in securities other than those listed in this SAI and in the Prospectus, provided such investments would be consistent with the Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions: The Funds have adopted the following fundamental investment restrictions. The fundamental investment restrictions cannot be changed without approval by the vote of a "majority of the outstanding voting securities" of each Fund.

As a matter of fundamental policy, a Fund will not:

1) Except for the Value Fund, as to 75% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

2) Except for the Value Fund, purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof) if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer or, except for the U.S. Equity Fund, more than 10% of any class of the outstanding stock or securities of such issuer.

3) Act as an underwriter of securities of other issuers, except that each of the International Equity and E. European Equity Funds may invest up to 10% of the value of its total assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer.

4) Buy or sell commodities or commodity contracts, provided that each of the International Equity and E. European Equity Funds may utilize not more than 1% of its assets for deposits or commissions required to enter into, for the International Equity Fund, forward foreign currency contracts, and for the E. European Equity Fund, financial futures contracts, for hedging purposes as described under "Investment Policies" and "Additional Information on Policies and Investments Strategic Transactions." (Such deposits or commissions are not required for forward foreign currency contracts.)

5) As to the International Equity and E. European Equity Funds, borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. As to the Value and U. S. Equity Funds, borrow money, except as a temporary measure for extraordinary or emergency purposes, or except in connection with reverse repurchase agreements, provided that the Fund maintains asset coverage of 300% in connection with the issuance of senior securities. Notwithstanding the foregoing, to avoid the untimely disposition of assets to meet redemptions, the Value and U.S. Equity Funds may borrow up to 33 1/3% of the value of the Fund's assets to meet redemptions, provided that the Fund may not make other investments while such borrowings are outstanding.

6) Make loans, except that a Fund may (1) lend portfolio securities; and (2) enter into repurchase agreements secured by U.S. Government securities.

7) Invest more than 25% of a Fund's total assets in securities of one or more issuers having their principal business activities in the same industry. For the purpose of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

8) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets.

9) Invest in interests in oil, gas, or other mineral explorations or development programs.

10)  Issue senior securities.

11) Participate on a joint or a joint and several basis in any securities trading account.

12) Purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities).

13)  Invest in companies for the purpose of exercising control.

14) Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities.

15)  Engage in short sales.

Non-Fundamental Policies and Restrictions: In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus and elsewhere in the SAI, the Funds will be subject to the following investment restrictions. Theses restrictions are considered non-fundamental and may be changed by the Board of Directors without shareholder approval.

As a matter of non-fundamental policy, a Fund may not:

1)   Invest more than 15% of its net assets in illiquid securities.

In applying the fundamental investment policies and restrictions:

     (a) Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Fund's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

     (b) The Funds adhere to the percentage restrictions on investment or utilization of assets set forth above at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

MANAGEMENT OF THE COMPANY

Directors and Officers

The  Company is  governed  by a Board of  Directors,  which is  responsible  for protecting the interests of shareholders. The Directors are experienced businesspersons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Funds, and review performance. The names and addresses of the Directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The Directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the Adviser and principal underwriter, and officers of the Company, are noted with an asterisk (*).


                                                        Principal
Name, Address           Position(s) Held                Occupation(s) During
and Age                 With Company                    The Past 5  Years
--------------          ----------------                ------------------------

*John Pasco, III        Chairman, Director              Mr. Pasco has served
1500 Forest Ave, Suite  and Treasurer                   as Treasurer and
223 Richmond, VA 23229                                  Director of
(55)                                                    Commonwealth
                                                        Shareholder Services,
                                                        Inc. ("CSS"), the
                                                        Company's
                                                        Administrator, since
                                                        1985; Director,
                                                        President and
                                                        Treasurer of
                                                        Commonwealth Capital
                                                        Management, Inc. (a
                                                        registered investment
                                                        adviser) since 1983;
                                                        Director and
                                                        shareholder of Fund
                                                        Services, Inc., the
                                                        Company's Transfer and
                                                        Disbursing Agent,
                                                        since 1987;
                                                        shareholder of
                                                        Commonwealth Fund
                                                        Accounting, Inc.,
                                                        which provides
                                                        bookkeeping services
                                                        to Star Bank; and
                                                        Chairman, Director and
                                                        Treasurer of the World
                                                        Funds, Inc., a
                                                        registered investment
                                                        company, since May
                                                        1997.  Mr. Pasco is
                                                        also a certified
                                                        public accountant.

*Henry Schlegel         Director                        Mr. Schlegel has
450 Park Avenue                                         served as a Director,
New York, NY 10022                                      the President and the
(47)                                                    Chief Executive
                                                        Officer of Vontobel USA
                                                        Inc., a registered
                                                        investment  adviser,
                                                        since 1988.

Samuel Boyd, Jr.        Director                        Mr. Boyd has served as
10808 Hob Nail Court                                    the Manager of the
Potomac, MD 20854                                       Customer Services
(59)                                                    Operations and
                                                        Accounting Division of
                                                        the Potomac  Electric
                                                        Power  Company
                                                        since  1978  and as
                                                        Director  of
                                                        World  Funds,  Inc.,
                                                        a registered
                                                        investment  company,
                                                        since  May 1997.   Mr.
                                                        Boyd   is   also  a
                                                        certified public
                                                        accountant.

William E. Poist        Director                        Mr. Poist has served
5272 River Road                                         as a financial and tax
 Bethesda, MD 20816                                     consultant through his
(60)                                                    firm Management
                                                        Consulting for
                                                        Professionals since
                                                        1968 and as Director
                                                        of World Funds, Inc.,
                                                        a registered
                                                        investment company,
                                                        since May  1997.  Mr.
                                                        Poist is also a
                                                        certified public
                                                        accountant.

Paul M. Dickinson       Director                        Mr. Dickinson has
8704 Berwickshire Drive                                 served as President of
Richmond, VA 23229                                      Alfred J. Dickinson,
(52)                                                    Inc., Realtors since
                                                        April 1971 and as a
                                                        Director  of
                                                        World  Funds,  Inc., a
                                                        registered
                                                        investment  company,
                                                        since  May 1997.

F. Byron Parker, Jr.    Secretary                       Mr. Parker has served
810 Lindsay Court                                       as Secretary of
Richmond, VA 23229                                      Commonwealth
(57)                                                    Shareholder Services,
                                                        Inc. since 1986. He is
                                                        also a Partner in the
                                                        law firm Mustian &
                                                        Parker.

*Edwin D. Walczak       Vice President of the           Mr. Walczak has served
450 Park Avenue         Company and President           as Senior Vice President
New York, NY 10022      of the Value Fund               Portfolio Manager of
(46)                                                    Vontobel USA Inc., a
                                                        registered investment
                                                        adviser, since July
                                                        1988.

*Fabrizio Pierallini    Vice President of the           Mr. Pierallini has
450 Park Avenue         Company and                     served as Senior
New York, NY 10022      President of the                Vice President and
(40)                    International                   Portfolio Manager
                        Equity and                      of Vontobel USA Inc.,
                        U.S. Equity Funds               a registered investment
                                                        adviser, since April
                                                        1994.

*David Molnar           Vice  President of the          Mr. Molnar was appointed
450 Park Avenue         Company and President of        Vice President and
New York, NY 10022      the E. European Equity          Portfolio  Manager
(31)                    Fund                            (Eastern European
                                                        Equities) of Vontobel
                                                        USA Inc., a  registered
                                                        investment  adviser,  on
                                                        July 1, 2000.  He had
                                                        served as the fund's
                                                        associate  portfolio
                                                        manager  since October
                                                        1997. Mr. Molnar is the
                                                        Head of Eastern European
                                                        Equity  Management at
                                                        Vontobel Asset
                                                        Management, Switzerland,
                                                        which he joined in
                                                        October 1997 as an
                                                        analyst of Central
                                                        European equities and
                                                        associate portfolio
                                                        manager. From 1992 to
                                                        1996 Mr. Molnar held a
                                                        succession  of posts in
                                                        Budapest,  Hungary,  as
                                                        assistant to the
                                                        director of the Business
                                                        Basics Foundation, which
                                                        provided consultancy
                                                        services to small-  and
                                                        medium-sized
                                                        enterprises; the deputy
                                                        program  officer of the
                                                        bilateral assistance
                                                        program of the US Agency
                                                        for International
                                                        Development; and a
                                                        member of the
                                                        privatization team for
                                                        the Hungarian Credit
                                                        Bank.



Compensation of Directors: The Company does not compensate the Directors who are officers or employees of the Adviser. The "independent" Directors receive an annual retainer of $1,000 and a fee of $200 for each meeting of the Directors which they attend in person or by telephone. Directors are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for Directors. For the fiscal year ended December 31, 1999, the Directors received the following compensation from the Company:

                            Aggregate
                            Compensation          Pension or
                            From the              Retirement
                            Funds Fiscal          Benefits         Total
                            Year Ended            Accrued as       Compensation
Name and                    December 31,          Part of Fund     from the Fund
Position Held               1999(1)               Expenses         Company
--------------------------------------------------------------------------------
John Pasco, III, Director        N/A               N/A             N/A
Henry Schlegel, Director         N/A               N/A             N/A
Samuel Boyd, Jr., Director    $10,800              N/A          $10,800
William E.  Poist, Director   $12,000              N/A          $12,000
Paul M. Dickinson, Director   $12,000              N/A          $12,000

(1) This amount represents the aggregate amount of compensation paid to the Directors for: (a) service on the Board of Directors for the Funds for the fiscal year ended December 31, 1999.

POLICIES CONCERNING PERSONAL INVESTMENT ACTIVITIES

The Fund, its Investment Adviser and Principal Underwriter have each adopted a Codes of Ethics, as required by federal securities laws. Under the Funds' Code of Ethics, persons who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Funds or that are currently held by the Funds, subject to general restrictions and procedures. The personal securities transactions of access persons of the Funds, its Adviser and Principal Underwriter will be governed by the Funds' Code of Ethics.

The Code of Ethics is on file with, and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. In addition, the Code of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SECURITIES PERSONS

As of June 30, 2000 the following persons owned of record or beneficially shares of the Funds in the following amounts.

Value Fund

Charles Schwab Reinvestment, 101 Montgomery Street, San Francisco, CA 94104, owned of record 1,104,359.711 outstanding shares (or 29.246%); Bank Vontobel
AG and its affiliates for the benefit of its customers, Bahnhofstrasse #3 CH-8022 Zurich, Switzerland, owned of record 525,419.032 outstanding shares (or 13.915%); and Vontobel USA Inc, 450 Park Avenue, New York, NY 10022, for Acct. # V042-007 owned of record 264,548.352 outstanding shares (or 7.006%).

International Equity Fund

Bank Vontobel AG and its affiliates for the benefit of its customers, Bahnhofstrasse #3 CH-8022 Zurich, Switzerland, owned of record 2,103,575.124 outstanding shares (or 32.225%); EAMCO, c/o Riggs Bank P.O. Box 96211, Washington, D.C. 20090-6211, owned of record 412,214.019 outstanding shares (or 6.315%); and Charles Schwab Reinvestment, 101 Montgomery Street, San Francisco, CA 94104, owned of record 1,568,201.684 outstanding shares (or 24.024%).

E. European Equity Fund

Charles Schwab Reinvestment, 101 Montgomery Street, San Francisco, CA 94104, owned of record 828,065.207 outstanding shares (or 26.693%); Bank Vontobel AG and its affiliates for the benefit of its customers, Bahnhofstrasse #3 CH-8022 Zurich, Switzerland, owned of record 352,797.725 outstanding shares (or 11.372%); and National Investors Services Corp. for the exclusive benefit of its customers, 55 Water Street, New York, NY 10041, owned of record 163,159.272 outstanding shares (or 5.259%).

U.S. Equity Fund

Charles Schwab Reinvestment 101 Montgomery Street, San Francisco, CA 94104, owned of record 199,375.252 outstanding shares (or 13.139%); Bank Vontobel AG and its affiliates for the benefit of its customers Banhhofstrasse #3 CH-8022 Zurich, Switzerland, owned of record 309,729.808 outstanding shares (or 20.411%); Vontobel USA Inc. 450 Park Avenue, New York, NY 10022, for Acct. # V042-007 owned of record 251,080.993 outstanding shares (or 16.546%); and Vontobel USA Inc. 450 Park Avenue, New York, NY 10022, for Acct. #V202-039 owned of record 90,480.956 outstanding shares (or 5.963%).

MANAGEMENT OWNERSHIP

As of June 30, 2000, the Officers and Directors, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Funds.

INVESTMENT ADVISER AND ADVISORY AGREEMENT

Vontobel USA Inc. (the "Adviser"), 450 Park Avenue, New York, N.Y. 10022, is each Fund's investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, (the "Advisers Act"). The Adviser is a wholly owned subsidiary of Vontobel Holding AG, a Swiss bank holding company which is traded on the Swiss Stock Exchange.

The Adviser serves as investment adviser to the Funds pursuant to separate Investment Advisory Agreements with the Company for each Fund (each an "Advisory Agreement"). The Advisory Agreements for the Value Fund, International Equity Fund, E. European Equity Fund and U.S. Equity Funds are dated July 14, 1992, July 14, 1992, February 14, 1996 and August 18, 1997, respectively. The Advisory Agreement for each such Fund may be renewed annually provided such renewal is approved annually by: 1) the Company's Board of Directors; or 2) by a majority vote of the outstanding voting securities of the Company and a majority of the Directors who are not "interested persons" of the Company. The Advisory Agreements will automatically terminate in the event of their "assignment," as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the Directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser.

Under the Advisory Agreements, the Adviser, subject to the supervision of the Directors, provides investment management advice with respect to securities and other instruments. The Adviser makes all decisions and performs all duties in accordance with the Funds' investment objectives, policies, and investment restrictions.

The Adviser is responsible for effecting all security transactions on behalf of the Funds, including the allocation of principal business and portfolio brokerage and negotiation of commissions. In placing orders with brokers or dealers, the Adviser will attempt to obtain the best price and execution for the Fund's orders. The Adviser may allocate brokerage to an affiliated dealer in accordance with written policies adopted by the Company's Board of Directors. The Adviser is also permitted to purchase and sell securities to and from brokers and dealers who provide the Adviser with research advice and other statistical services. In such instances, the Adviser may be authorized to pay a commission, which is higher than the commission that would be charged by another broker. From time to time, and subject to the Adviser obtaining the best price and execution for each Fund, the Board of Directors may authorize the Adviser to allocate brokerage transactions to a broker in consideration of: (1) the sale of Fund shares; or (2) payment of an obligation otherwise payable by the Funds.

Each Fund is obligated to pay the Adviser an advisory fee. That fee is payable monthly at an annual rate that is equal to a percentage of the Fund's average daily net assets. Both the Value and International Equity Funds pay the Adviser at a rate of 1.00% on the first $100 million and 0.75% on assets in excess of $100 million. The U.S. Equity Fund pays the Adviser at a rate of 1.00% on the first $500 million, 0.875% on the next $500 million and 0.75% on assets in excess of $1 billion. The E. European Equity Fund pays the Adviser at a rate of 1.25% on the first $500 million and 1.00% on assets in excess of $500 million. The table below shows the total amount of advisory fees that each Fund paid the Adviser for the last three fiscal years. The table also shows the amount of investment advisory fees that the Adviser waived during the last three fiscal years.

                                        Years Ended December 31,
                       ---------------------------------------------------------
                            1997 Fee             1998 Fee               1999 Fee
Fund                    Payable/Waived       Payable/Waived       Payable/Waived
-----                  ---------------       --------------      ---------------
Value Fund          $  986,164/22,500      $1,903,694/22,500   $1,224,969/22,500
International
  Equity Fund        1,443,062/ -0-         1,505,510/ -0-      1,474,217/ -0-
E. European
 Equity Fund         2,113,314/ -0-         1,003,342/ -0-        387,669/ -0-
U.S. Equity Fund*       14,720/14,720          35,051/35,051       16,711/16,711


* Fees paid and/or waived in 1997 reflect payments for the period from September 1, 1997, the commencement of operations, to December 31, 1997.

In the interest of limiting expenses of the Value Fund and the U.S. Equity Fund, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses are limited to 1.75% for the Value Fund and the U.S. Equity Fund. These limits do not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business. Pursuant to the terms of the Advisory Agreements, the Adviser pays all expenses it incurs in connection with rendering its management services. Each Fund is responsible for all other expenses that are not specifically assumed by the Adviser. Such expenses include (but are not limited to) brokerage fees and commissions, legal fees, auditing fees, fees for bookkeeping and record keeping services, custodian and transfer agency fees and registration fees. The services furnished by the Adviser under the Advisory Agreements are not exclusive, and the Adviser is free to perform similar services for others.

MANAGEMENT-RELATED SERVICES

Administration.

Pursuant to the Administrative Services Agreement with the Company, dated January 7, 1999 (the "Services Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the administrator of the Funds. CSS supervises all aspects of the operation of the Funds, except those performed by the Adviser. John Pasco III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Funds, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives asset-based fees, computed daily and paid monthly at annual rates of 0.20% of the average daily net assets of the Funds on the first $500 million and 0.15% on assets in excess of $500 million (which includes regulatory matters, backup of the pricing of shares of each Fund, administrative duties in connection with execution of portfolio trades, and certain services in connection with Fund accounting). CSS receives an hourly fee, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.

The table below shows the total amount of administrative fees that each Fund paid CSS for the last three fiscal years.

                                             Years Ended December 31,
                                 -----------------------------------------------
Fund                               1997              1998                 1999
----                             --------          --------             --------
Value Fund                       $318,571          $504,371             $402,108
International Equity Fund         419,496           328,563              381,099
E. European Equity Fund           432,860           205,758              122,727
U.S. Equity Fund*                  11,074            18,245                1,889

* Fees paid in 1997 reflect payments for the period from September 1, 1997, the commencement of operations, to December 31, 1997.

Custodian and Accounting Services.

Pursuant to the Custodian Agreement and Accounting Agency Agreement with the Company dated November 1,1998, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston Massachusetts, 02109, acts as the custodian of the Funds' securities and cash and as the Funds' accounting services agent. With the consent of the Company, BBH has designated The Depository Trust Company of New York, as its agent to secure a portion of the assets of the International Funds. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the International Funds outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors. As the accounting services agent of the Funds, BBH maintains and keeps current the books, accounts, records, journals or other records of original entry relating to such Fund's business.

Transfer Agent.

Pursuant to a Transfer Agent Agreement with the Company dated January 1, 1999, Fund Services, Inc. ("FSI") acts as the Company's transfer and disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, VA 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Funds), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

Distributor.

Vontobel Fund Distributors, a division of First Dominion Capital Corp. (the "Distributor"), 1500 Forest Avenue, Suite 223, Richmond, VA 23229, serves as the principal underwriter of the Funds' shares pursuant to a Distribution Agreement dated August 18, 1997. John Pasco, III, Chairman of the Board of the Company, owns 100% of the Distributor, and is its President, Treasurer and a Director.

Independent Accountants.

The Company's independent accountants, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103.

PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of each Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of a Fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical, research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical, research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy.

Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received, on the basis of transactions for a Fund, may be used by the Adviser for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, a Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser may be authorized, when placing portfolio transactions for a Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

The Board of Directors of the Company has adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons, and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The Board reviews all transactions which have been placed pursuant to those policies and procedures at its Board meetings.

When two or more Funds that are managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each Fund. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the ability of such Fund to participate in volume transactions will be beneficial for the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

The Funds paid brokerage commissions as follows:

                                               Years ended December 31,
                                    --------------------------------------------
Fund                                   1997              1998             1999
----                                ---------          --------         --------
Value Fund                           $290,165          $496,553         $357,993
International Equity Fund             292,194           146,822          367,230
E. European Equity Fund               932,733           374,114          123,675
U.S. Equity Fund                        4,604            17,928           11,962

The Funds paid brokerage commissions to Vontobel Securities, Ltd. (an affiliated broker-dealer) as follows:


                                                Years ended December 31,
                                     -------------------------------------------
Fund                                  1997             1998               1999
----                                --------         --------           --------
Value Fund                             -0-              -0-                -0-
International Equity Fund              -0-              -0-                -0-
E. European Equity Fund                -0-              -0-                -0-
U.S. Equity Fund                       -0-              -0-                -0-

PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for a Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of each of the Funds will be less than 100%. As a result of negative investment performance, there were increased transactions (due to Fund redemptions) in the U.S. Value Fund for fiscal year end December 31, 1998 which caused the portfolio turnover to exceed 100%.

CAPITAL STOCK AND DIVIDENDS

The Company is a series investment company that currently offers one class of shares. The Company is authorized to issue 500,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to each of the Funds. Each share has equal dividend, voting, liquidation and redemption rights and there are no conversion or preemptive rights. Shares of the Funds do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of FSI.

If they deem it advisable and in the best interests of shareholders, the Directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If the Directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the applicable Fund at its NAV as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares.

You may purchase shares of the Funds directly from the Distributor or through brokers or dealers, who are members of the National Association of Securities Dealers, Inc., which have a sales agreement with the Distributor. When you acquire or redeem shares through a securities broker or dealer, you may be charged a transaction fee. The offering price per share is equal to the NAV next determined after the Fund receives your purchase order. The minimum initial investment for the Value Fund, E. European Equity Fund and the U.S. Equity Fund is $1,000. The minimum initial investment in the International Equity Fund is $200,000. Subsequent investments for all Funds must be $50 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers, employees and agents of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). You may purchase shares of a Fund by mail or wire.

Eligible Benefit Plans.

An eligible benefit plan is an arrangement available to the (1) employees of an employer (or two or more affiliated employers) having not less than ten employees at the plan's inception (2) or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least five initial participants with accounts investing or invested in shares of one or more of the Funds and/or certain other funds.

The initial purchase by the eligible benefit plan along with prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000. Subsequent purchases must be at least $50 per account and must aggregate at least $250. The eligible benefit plan must make purchases using a single order and a single check or federal funds wire. The eligible benefit plan may not make purchases more often than monthly. The Company will establish a separate account for each employee, spouse or child for which purchases are made. The Company may modify the requirements for initiating or continuing purchases or stop offering shares to such a plan at any time without prior notice.

Selling Shares.

You may redeem shares of the Funds at any time and in any amount by mail or telephone. The Transfer Agent will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Company's procedure is to redeem shares at the NAV determined after FSI receives the redemption request in proper order. The Company deducts a 2% redemption fee from proceeds of the Value Fund, U.S. Equity Fund and International Equity Fund shares redeemed less than three months after purchase (including shares to be exchanged). The Company deducts a 2% redemption fee from proceeds of the E. European Equity Fund shares redeemed less than six months after purchase (including shares to be exchanged). The applicable Fund retains this amount to offset the Fund's costs of purchasing or selling securities. The Adviser reserves the right to waive the redemption fee for its clients.

The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing at the NAV next computed after the suspension is terminated.

Small Accounts.

Due to the relatively higher cost of maintaining small accounts, the Company may deduct $10 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing sixty (60) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Company will not close your account if it falls below $1,000 solely because of a market decline.

Special Shareholder Services.

As described briefly in the Prospectus, each Fund offers the following shareholder services:

Regular  Account.

A regular account allows a shareholder to make voluntary investments and/or withdrawals at any time. Regular accounts are available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others. You may use the Account Application provided with the Prospectus to open a regular account.

Telephone  Transactions.

You may redeem shares or transfer into another Fund if you request this service on your initial Account Application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to FSI.

Each Fund employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Invest-A-Matic.

Invest-A-Matic allows shareholders to make automatic monthly investments into their account. Upon request, FSI will withdraw a fixed amount each month from a shareholder's checking account and apply that amount to additional shares. This feature does not require you to make a commitment for a fixed period of time. You may change the monthly investment, skip a month or discontinue your Invest-A-Matic Plan as desired by notifying FSI at (800) 628-4077.

Individual Retirement Account ("IRA").

All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000 (or $2,250 with a spouse who is not a wage earner, for years prior to 1997). A spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules that govern contributions made by individuals with earned income. A special IRA program is available for corporate employers under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements of establishing and maintaining a corporate retirement plan trust.

If you have received a lump sum distribution from another qualified retirement plan, you may rollover all or part of that distribution into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer Federal Income Taxes on your rollover contribution and on any income that is earned on that contribution.

Roth  IRA.

A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $2,000 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5 year period, beginning with the first tax year for which contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year.

An annual limit of $2,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $2,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to  Establish  Retirement  Accounts.

Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange  Privilege.

Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the Fund the shareholder is exchanging into are noticed for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements (currently $1,000 for all funds except the International Equity Fund which is $200,000). Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day, if received by the Company prior to 4:00 p.m. EST). FSI will charge your account a $10.00 service fee each time you make such an exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

TAX STATUS

DISTRIBUTIONS AND TAXES

Distributions of net investment income.

The Funds receive income generally in the form of dividends and interest on their investments. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of capital gains.

The Funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net capital gains realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

Effect of foreign investments on distributions.

Most foreign exchange gains realized on the sale of securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized by a Fund on the sale of securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of a Fund's previously distributed income to be classified as a return of capital.

A Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of a Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, a Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from a Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. A Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the tax character of distributions.

The Funds will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxed as a regulated investment company.

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the Funds generally pay no federal income tax on the income and gains they distribute to you. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such Fund's earnings and profits.

Excise tax distribution requirements.

To avoid federal excise taxes, the Internal Revenue Code requires a Fund to distribute to you by December 31st of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different series of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-received deduction for corporations.

If you are a corporate shareholder, you should note that 5.9% of the dividends paid by the Value Fund, for the most recent fiscal year, qualified for the dividends-received deduction. In some circumstances, you will be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise  be  required  to  pay  on  these  dividends.  The  dividends-received deduction will be available only with respect to dividends designated by the Value Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation. The U.S. Equity Fund was not eligible for the intercorporate dividends-received deduction for fiscal year ended December 31, 1999.

Because the income of the International  Equity Fund and E. European Equity
Fund is derived primarily from investments in foreign rather than domestic U.S securities, no portion of its distributions will generally be eligible for the intercorporate dividends-received deduction. None of the dividends paid by such Funds for the most recent calendar year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

Investment in complex securities.

The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Funds to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of a Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information.

From time to time, the Funds may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                             6
            Yield = 2[(a-b +1) -1]
                       ---
                       cd

where:

a     =  dividends and interest  earned during the period.
b     =  expenses  accrued for the period  (net of reimbursements).
c     =  the  average  daily  number of shares outstanding during the period that were entitled to receive dividends.
d     =  the maximum offering price per share on the last day of the period.

A Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period dividing this figure by a Fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions the fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total Return Performance.

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

            n
      P(1+T) = ERV

where:

P       =  a hypothetical initial payment of $1,000

T       =  average annual total return

n       =  number of years (1,5 or 10)

ERV     =  ending  redeemable value of a hypothetical  $1,000 payment made at the beginning of the 1, 5 or 10 year periods(or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

                  One-Year          Five-Years        Ten-Years     Since
                  Period Ended      Period Ended      Period Ended  Inception to
Fund              12/31/99          12/31/99          12/31/99      12/31/99
----              ------------      -------------     ------------  ------------
Value Fund        (14.07%)          17.64%            N/A           13.45% (1)
International
  Equity Fund      46.52%           19.36%            N/A           13.26% (2)
E. European
  Equity Fund      14.50%             N/A             N/A           (0.27%)(3)
U.S. Equity Fund   32.56%             N/A             N/A           (1.34%)(4)

(1)  Commencement of operations was March 30, 1990.
(2)  Commencement of operations was July 6, 1990.
(3)  Commencement of operations was February 15, 1996.
(4)  Commencement of operations was September 1, 1997.

The Funds may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately each Fund's performance with other measures of investment return. The Funds may quote an aggregate total return figure in comparing each Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australasia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, each Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $1,000 in shares of the applicable Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Funds may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, Capital Resource Advisors, Lipper Mutual Performance Analysis, Intersec Research Survey of non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.

FINANCIAL INFORMATION

Financial Highlights, Statements and Reports of Independent Accountants. You can receive free copies of reports, request other information and discuss your questions about the Funds by contacting the Company directly at:

                              VONTOBEL FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                               Richmond, VA 23229

                                 (800) 527-9500

The books of each Fund will be audited at least once each year by Tait, Weller and Baker, of Philadelphia, PA, independent public accountants.

The Fund's audited financial statements and notes thereto for the year ended December 31, 1999 and the unqualified report of Tait, Weller & Baker, on such financial statements (the "Report") are incorporated by reference in this SAI and are included in the Fund's 1999 annual report to shareholders (the "Annual Report"). A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report by writing to the Fund or calling
(800)-527-9500.

A prospectus and additional information may also be obtained from our website at www.vontobelfunds.com.